UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 9, 2012

River Valley Bancorp
(Exact Name of Registrant as Specified in Its Charter)

Indiana	000-21765	35-1984567
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

430 Clifty Drive, P.O. Box 1590, Madison, Indiana		47250-0590
(Address of Principal Executive Offices)		(Zip Code)

(812) 273-4949
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets

On November 9, 2012, River Valley Bancorp (the “Registrant”) announced the closing and completion of the merger of River Valley Financial Bank (“River”), a federal savings association and wholly-owned subsidiary of Registrant (the “Merger”) with and into Dupont State Bank (“Dupont”), an Indiana commercial bank and wholly-owned subsidiary of Citizens Union Bancorp of Shelbyville, Inc. (“Citizens”). The Merger was effective on November 9, 2012.  The surviving entity is an Indiana commercial bank named River Valley Financial Bank, and is now wholly owned by the Registrant.

Citizens received $5,700,000 (the “Merger Consideration”) in the Merger. River used its working capital to pay the Merger Consideration. It remains a well-capitalized institution following the Merger but has adopted Board resolutions requiring it to achieve and maintain a minimum Tier 1 leverage capital ratio of 8.0% and 8.5% by December 31, 2012, and January 30, 2013, respectively, and a total risk-based capital ratio of 12%. River expects to achieve and maintain those capital ratios.

A copy of the Agreement is incorporated by reference to Exhibit 2.1 to the Form 8-K filed by Registrant on December 5, 2011, to Exhibit 2.1 to the Form 8-K filed by Registrant on May 31, 2012, to Exhibit 2.1 to the Form 8-K filed by Registrant on June 29, 2012, to Exhibit 2.1 to the Form 8-K filed by Registrant on August 6, 2012 and to Exhibit 2.1 to the Form 8-K filed by Registrant on October 18, 2012.

The Merger will be accounted for as a purchase.

Pursuant to General Instruction F to Form 8-K, a press release issued by Registrant is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(a)           Financial statements of businesses acquired.

The financial statements of Dupont State Bank required by this Item will be filed in an amendment to this report no later than January 25, 2013.

(b)           Pro Forma Financial Information.

The pro forma financial information required by this Item will be filed in an amendment to this report no later than January 25, 2013.

(c)           Shell company transactions.

Not applicable.

(d)           Exhibits.

Exhibit No.	Description

2.1
Reorganization Agreement among River Valley Bancorp, River Valley Financial Bank, Citizens Union Bancorp of Shelbyville, Inc. and Dupont State Bank dated December 5, 2011, is incorporated by reference to Exhibit 2.1 to Registrant’s Form 8-K filed with the SEC on December 5, 2011.

2.2
First Amendment to Reorganization Agreement among River Valley Bancorp, River Valley Financial Bank, Citizens Union Bancorp of Shelbyville, Inc. and Dupont State Bank dated as of May 31, 2012, is incorporated by reference to Exhibit 2.1 to Registrant’s Form 8-K filed with the SEC on May 31, 2012.

2.3
Second Amendment to Reorganization Agreement among River Valley Bancorp, River Valley Financial Bank, Citizens Union Bancorp of Shelbyville, Inc. and Dupont State Bank dated as of June 29, 2012, is incorporated by reference to Exhibit 2.1 to Registrant’s Form 8-K filed with the SEC on June 29, 2012.

2.4
Third Amendment to Reorganization Agreement among River Valley Bancorp, River Valley Financial Bank, Citizens Union Bancorp of Shelbyville, Inc. and Dupont State Bank dated as of July 31, 2012, is incorporated by reference to Exhibit 2.1 to Registrant’s Form 8-K filed with the SEC on August 6, 2012.

2.5
Fourth Amendment to Reorganization Agreement among River Valley Bancorp, River Valley Financial Bank, Citizens Union Bancorp of Shelbyville, Inc. and Dupont State Bank dated as of October 12, 2012, is incorporated by reference to Exhibit 2.1 to Registrant’s Form 8-K filed with the SEC on October 18, 2012.

99.1	Press Release dated November 9, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: November 13, 2012	River Valley Bancorp

	By:	/s/ Matthew P. Forrester
Matthew P. Forrester
President and Chief Executive Officer